UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	X

Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

X	Definitive Additional Materials

Soliciting Material Under Rule 14a-12

ALBEMARLE CORPORATION
(Name of registrant as specified in its charter)

N/A
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):

X	No fee required.

Fee paid with preliminary materials.

Fee computed on table on exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

ALBEMARLE CORPORATION

2022 Annual Meeting
Vote by May 2, 2022
11:59 PM ET

ALBEMARLE®

ALBEMARLE CORPORATION
4250 CONGRESS STREET, SUITE 900
CHARLOTTE, NORTH CAROLINA 28209

D69395-P67623

You invested in ALBEMARLE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2022.**

Get informed before you vote

View the Albemarle Corporation's Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 3, 2022
7:00 AM ET

Albemarle Corporation
4250 Congress St.
Charlotte, NC 28209

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To consider and vote on a non-binding advisory resolution approving the compensation of our named executive officers.	For
2. To elect the ten nominees named below to the Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified. **Nominees:**	
2a. Mary Lauren Brlas	For
2b. Ralf H. Cramer	For
2c. J. Kent Masters, Jr.	For
2d. Glenda J. Minor	For
2e. James J. O'Brien	For
2f. Diarmuid B. O'Connell	For
2g. Dean L. Seavers	For
2h. Gerald A. Steiner	For
2i. Holly A. Van Deursen	For
2j. Alejandro D. Wolff	For
3. To ratify the appointment of PricewaterhouseCoopers LLP as Albemarle's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D69396-P67623